UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2015

STAAR Surgical Company

(Exact name of registrant as specified in its charter)

Delaware	0-11634	95-3797439
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

1911 Walker Avenue, Monrovia, California 91016

(Address of principal executive offices) (zip code)

(626) 303-7902

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

On July 27, 2015, the Company issued 700,000 shares of its Common Stock (the “Shares”). The Shares were issued pursuant to a Warrant Agreement dated June 1, 2009 (as described in the Company’s Current Report on Form 8-K dated December 19, 2007, and also in the Company’s Quarterly Report on Form 10-Q for the period ended July 3, 2009, which are incorporated herein by reference) entered into by the Company and Broadwood Partners, L.P. (the “Warrant Agreement”), relying on an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. The Shares were issued in accordance with the exercise provision under the Warrant Agreement. The resale of the Shares is covered by a registration statement filed by the Company that became effective on April 22, 2008.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAAR Surgical Company

Dated: July 28, 2015	By:	/s/ Caren Mason
Name: Caren Mason
Title: President and Chief Executive Officer